                 THIS LEASE AGREEMENT, made the ______ day of _________________, 1996,

                 Between BEAUTY AND BARBER INSTITUTE, INC. residing or located at 11811 North Tatum Boulevard, Suite 1085, in the City of Phoenix in the County of ________________ and State of Arizona, herein designated as the Landlord,

                 And DYNAMICWEB TRANSACTION SYSTEMS, INC. residing or located at _________________________ in the __________________ of ______________ in the
County of ________________________ and State of _______________________, herein designated as the Tenant;

                 WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises: Suites E208, E209 and E210 totalling approximately 2,622 square feet at Fairfield Commons, 271 Route 46 West, Fairfield, New Jersey 07004 for a term of five (5) years commencing on November 1, 1996, and ending on October 31, 2001, to be used and occupied only and for no other purpose than office use. Tenant, shall be permitted to take possession of the Premises immediately upon the payment of the security provided for herein, it being agreed that the first month's rent is due on or before March 1, 1997.

                 UPON THE FOLLOWING CONDITIONS AND COVENANTS:

                 1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of $_________________ in the following manner:

                          SEE ADDENDUM ANNEXED HERETO

                 2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

                 3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

                 4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

                 5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

                 6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

                 7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

                 8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1 million for injuries to one person and $1 million for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $100,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, subtenants, assignees or successors or for any cause [TEXT ILLEGIBLE].

                  9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet the premises or any part thereof.

                 10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purposes deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

                 11th: This lease shall not be lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

                 12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other actions shall be instituted for the taking or condemnation thereof, or if in lieu of any format condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

                 13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the

Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

                 14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

                 15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

                 16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part hereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

                 17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

                 18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

                 19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereto shall be or become abandoned or deserted, vacated, or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

                 20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

                 21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, stream, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning, or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

                 22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver of a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

                 23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

                 24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

                 25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in this same manner.

                 26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

                 27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

                 28th: If in any calendar year during the term and of any renewal or extension of the term hereof, the annual municipal taxes assessed against the land and improvements leased hereunder or of which the premises herein leased are a part, shall be greater than the municipal taxes assessed against the said lands and improvements for the calendar year 1996, which is hereby designated as the base year, then, in addition to the rent herein fixed, the Tenant agrees to pay a sum equal to One Hundred (100%) percent of the amount by which said tax exceeds the annual tax for the base year, inclusive of any increase during any such calendar year. The said sum shall be considered as additional rent and shall be paid in as many equal installments as there are months remaining in the calendar year in which said taxes exceed the taxes for the base year, on the first day of each month, in advance, during the remaining months of that year. If the term hereof shall commence after the first day of January or shall terminate prior to the last day of December in any year, then such additional rent resulting from a tax increase shall be proportionately adjusted for the fraction of the calendar year involved.

                 29th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

                 30th: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

                 31st: The Tenant has this day deposited with the Landlord the sum of $6,118.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

                 The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

                 In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.





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
                 IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

                                     BEAUTY AND BARBER INSTITUTE, INC.

Signed, Sealed and Delivered         By: /s/ Fred Polk
    in the presence of                   -------------------------------
    or Attested by                                              Landlord

                                     DYNAMICWEB TRANSACTION SYSTEMS, INC.

                                     By: /s/ Nina Pescatore
                                         -------------------------------
                                                                  Tenant

State of New Jersey, County of ___________________________ } ss.: Be it
Remembered that on _______________________, 19___, before me, the subscriber, __________________________, personally appeared
______________________________________, who, I am satisfied, __________ the person _______ named in and who executed the within Instrument, and thereupon ____________ acknowledged that ___________ signed, sealed and delivered the same as ____________ act and deed, for the uses and purposes therein expressed.


-----------------------------------------


State of New Jersey, County of ___________________________ } ss.: Be it
Remembered that on _______________________, 19___, before me, the subscriber, __________________________, personally appeared
______________________________________, who, being by me duly sworn on h
___________ oath, deposes and makes proof to my satisfaction, that ______ he is the ________________ Secretary of ______________________________ the
Corporation named in the within Instrument; that _____________________________ is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said ___________________ President as and for the voluntary act and deed of said Corporation, in presence of deponent, who thereupon subscribed h ______________ named thereto as attesting witness.

Sworn to and subscribed before me,
the date aforesaid.

                                     LEASE
                       --------------------------------
                       BEAUTY AND BARBER INSTITUTE, INC.


                                       TO


                               DYNAMIC WEB, INC.

                      ---------------------------------
                      Dated,                    , 1996
                      ---------------------------------

                         Expires, December 30, 2002
                      Rent, $    See attached Addendum

                        SIMON, SARVER & ROSENBERG, P.A.
                       ONE PASSAIC AVENUE
                       FAIRFIELD, NEW JERSEY 07004
                       ATTENTION:  MARTIN SARVER, ESQ.
                       Prepared by: Martin Sarver, Esq.

                              ASSIGNMENT OF LEASE

         For one dollar and other good and valuable consideration, the Tenant as Assignor, assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.



------------------------------    ------------------------------
                     Assignee                           Assignor


                                  ------------------------------
                                                        Landlord

                            RIDER TO LEASE AGREEMENT

         THIS RIDER is annexed to and made a part of the Lease Agreement dated October 11, 1996, between BEAUTY AND BARBER INSTITUTE, INC., as "Landlord", and DYNAMICWEB TRANSACTION SYSTEMS, INC., as "Tenant".

         The printed portion of the Lease Agreement is hereby modified and supplemented as follows. Wherever three is any conflict between the Rider and the Lease Agreement, the provisions of this Rider are paramount and the Lease Agreement shall be construed accordingly.

         SECTION 1ST:

         Delete the printed Section 1st in its entirety and replace it with the following:

         "1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the Term hereof the sum of $177,203.50 in the following manner:

                 Between March 1, 1997 and October 31, 1997, the sum of $24,472.00 payable monthly at the rate of $3,059.00 per month;

                 Between November 1, 1997 and October 31, 1998, the sum of $36,708.00 payable monthly at the rate of $3,059.00 per month;

                 Between November 1, 1998 and October 31, 1998, the sum of $38,019.00 payable monthly at the rate of $3,168.25 per month;

                 Between November 1, 1999 and October 31, 2000, the sum of $38,674.50 payable monthly at the rate of $3,222.88 per month;

                 Between November 1, 2000 and October 31, 2001, the sum of $39,330.00 payable monthly at the rate of $3,277.50 per month;

         Tenant acknowledges that the rent is a net rent except that Landlord will pay the underlying municipal taxes as provided for in Paragraph 28th, will pay the condominium fees and will pay the common area maintenance expenses, and Tenant agrees that it will pay all other expenses associated with the use and occupancy of the Premises including, but not limited to utilities, repairs, etc."

         SECTION 4TH:

         Add the following to the end of the printed Section 4th:

         "Tenant shall be permitted to make the alterations and improvements set forth on the attached drawing, but Tenant shall be responsible for all costs associated with said alterations and improvements. Any portable non-permanent work stations installed by Tenant shall remain the property of the Tenant and shall be removed by the Tenant at the termination of this Lease."





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
         SECTION 9TH:

         Add the following to the end of the printed Section 9th:

         "Landlord shall not unreasonably withhold its consent to an assignment or sublease of the Premises or any part thereof."

         SECTION 32ND:

         Tenant acknowledges that the Premises is a condominium and agrees to abide by the terms and conditions of the condominium association.

         SECTION 33RD:

         Tenant shall have the right of first refusal to purchase the Premises.

         SECTION 34TH:

         Landlord and Tenant agree that in the event the Landlord transfers ownership of the Premises this Lease shall continue in full force and effect.

         SECTION 35TH:

         Notwithstanding anything herein to the contrary, Tenant shall be permitted to take possession of the Premises immediately upon payment of the security provided for herein and the first month's rent shall be due and payable on or before March 1, 1997.

         IN WITNESS WHEREOF, the undersigned have caused its duly authorized representatives to set their hands and seals as of the day and year first above written.

ATTEST:                                    BEAUTY AND BARBER INSTITUTE, INC.

-------------------------                  BY: /s/ Fred Polk
                                               -------------------------------


ATTEST:                                    DYNAMICWEB TRANSACTION SYSTEMS, INC.

-------------------------                  BY: /s/ Nina Pescatore
                                               ------------------





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